Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 29, 2019, by and among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGENT POWER INC., a Delaware corporation (“Emergent”), EMERGING POWER INC., a Delaware corporation (“Emerging”, and individually or collectively with Plug Power and Emergent as the context may require, “Borrower”), and GENERATE LENDING, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement dated as of March 29, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has made a term loan facility available to the Borrower; and

WHEREAS, The Borrower and the Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Capitalized Terms; Effective Date.  Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment.  Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.                                      Amendment.  The Loan Agreement, including the Recitals thereto, is hereby amended as follows:

(a)                                 Each reference appearing therein to “on the Secondary Closing Date” shall be a reference to “on or before April 12, 2019”.

(b)                                 In each of clauses (a), (b), (d) and (e) of Section 4.2 of the Loan Agreement, the language “Except with expect with respect to the Secondary Closing Date,” shall be replaced with the following:

“Except with respect to Advances made on the Secondary Closing Date,”

3.                                      Flow of Funds for Secondary Closing Date Advance.  From the Initial Term Loan that Lender shall make to Borrower under the Loan Agreement on the Secondary Closing Date, Borrower hereby authorizes and directs Lender to make disbursements in the amounts and to the parties listed on Schedule A attached hereto.  Borrower hereby acknowledges and agrees that interest will commence to accrue on the full principal amount of such Loans at the rate specified in the Loan Agreement as of the date Lender initiates the transfer of funds as herein directed.

4.                                      No Other Modifications; Reaffirmation by the Borrower.  Except as expressly modified hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and the Borrower hereby reaffirms its obligations under the Loan Agreement, as modified by this Amendment, and under each of the other Loan Documents to which it is a party.

5.                                      References.  All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan

Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

6.                                      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

7.                                      Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

8.                                      Successors.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.                                      Final Agreements.  This Amendment represents the final agreement of the Borrower and the Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of the Borrower and the Lender.

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BORROWER:

PLUG POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

EMERGING POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

EMERGENT POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

[Signatures continue on following page.]

LENDER:

GENERATE LENDING, LLC

By:	/s/ Matan Friedman
Name:	Matan Friedman
Title:	Manager